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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 7, 1999
                        (Date of earliest event reported)


                        CALIFORNIA CULINARY ACADEMY, INC.
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                  0-21932              94-3042862
  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)


                625 POLK STREET, SAN FRANCISCO, CALIFORNIA, 94102
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 771-3536


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Item 5.   OTHER EVENTS.

        On December 7, 1999, the Registrant announced that it had entered into a definitive merger agreement with Career Education Corporation. The merger agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.




Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.


                  2.1 Agreement and Plan of Merger among Career Education Corporation, CCA Acquisition LLC and California Culinary Academy, Inc. dated as of December 6, 1999.

                  99.1     Press Release of the Registrant dated December 7,
                           1999.



                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Dated:  December 8, 1999.


                                 CALIFORNIA CULINARY ACADEMY, INC.


                                 By          /s/ CHARLES E. WHITE
                                   -----------------------------------------
                                              Charles E. White
                                           Chief Financial Officer
                                 (Principal Financial and Accounting Officer)



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                                  Exhibit Index

                      To California Culinary Academy, Inc.
                Current Report on Form 8-K dated December 8, 1999



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    Exhibit No.       Exhibit
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
        2.1           Agreement and Plan of Merger among Career Education Corporation, CCA
                      Acquisition LLC and California Culinary Academy, Inc. dated as of
                      December 6, 1999.

        99.1          Press Release dated December 7, 1999.
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